UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

Orthofix International N.V.

(Exact name of Registrant as specified in its charter)

Curaçao	0-19961	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Abraham de Veerstraat Curaçao	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-59-99-465-8525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2014, the Board of Directors (the “Board”) of Orthofix International N.V. (the “Company”) appointed Ronald A. Matricaria as a director and Chairman of the Board. Kathleen Regan, who has served as Interim Chair of the Board since January 2014, continues to serve as a director and as Chair of the Nominating and Governance Committee of the Board. The Board has determined that Mr. Matricaria is an independent director under the rules of the Nasdaq Stock Market. There are no transactions involving Mr. Matricaria requiring disclosure under Item 404(a) of Regulation S-K. Mr. Matricaria is not currently expected to be appointed to any committees of the Board. Pursuant to the terms of the Company’s articles of association, as amended, the Board has adopted a resolution increasing its size from eight to nine directors in connection with Mr. Matricaria’s appointment.

The Board has approved, following approval and recommendation by the Compensation Committee of the Board, annual cash compensation of $150,000 to Mr. Matricaria for his service as Chairman. In addition, he has been granted (i) 8,000 restricted shares of the Company’s common stock (vesting on the first anniversary of his appointment) and (ii) the grant of options to acquire 30,000 shares of common stock (vesting in 1/3rd increments on each of the first, second and third anniversaries of his appointment), pursuant in each case to the Company’s 2012 Long-Term Incentive Plan.

Item 7.01.	Regulation FD Disclosure.

On March 20, 2014, the Company issued a press release regarding certain of the matters described in Item 5.02. That press release is furnished herewith as Exhibit 99.1.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated March 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix International N.V.

By:	/s/ Jeffrey M. Schumm
Jeffrey M. Schumm Chief Administrative Officer, General Counsel and Corporate Secretary

Date: March 26, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 20, 2014.